EXHIBIT 1

          Statement of Filing Persons pursuant to Rule 13d-1(k)(1)(iii)


Each of William K. Coors, Joseph Coors, Peter H. Coors, Joseph Coors, Jr., Jeffrey H. Coors, the Adolph Coors, Jr. Trust, the Grover C. Coors Trust, the May K. Coors Trust, and the Herman F. Coors Trust ("Filing Persons") hereby agree that this Schedule 13D Amendment No. 3 is filed on behalf of each of the Filing Persons.



William K. Coors


 /s/ William K. Coors                                   August 16, 1999
-------------------------------------------------       ---------------
                                                        Date



Joseph Coors


 /s/ Joseph Coors                                       August 16, 1999
-------------------------------------------------       ---------------
                                                        Date



Peter H. Coors


 /s/ Peter H. Coors                                     August 16, 1999
-------------------------------------------------       ---------------
                                                        Date



Joseph Coors, Jr.


 /s/ Joseph Coors, Jr.                                  August 16, 1999
-------------------------------------------------       ---------------
                                                        Date



Jeffrey H. Coors


 /s/ Jeffrey H. Coors                                   August 16, 1999
-------------------------------------------------       ----------------
                                                        Date





                                                  20 of 21 Pages

Adolph Coors, Jr. Trust

BY:


 /s/ William K. Coors                                   August 16, 1999
-------------------------------------------------       ---------------
William K. Coors                                        Date
Trustee



Grover C. Coors Trust

BY:


 /s/ Joseph Coors                                       August 16, 1999
-------------------------------------------------       ---------------
Joseph Coors                                            Date
Trustee



May K. Coors Trust

BY:


 /s/ Jeffrey H. Coors                                   August 16, 1999
-------------------------------------------------       ---------------
Jeffrey H. Coors                                        Date
Trustee



Herman F. Coors Trust

BY:


 /s/ Joseph Coors, Jr.                                  August 16, 1999
-------------------------------------------------       ---------------
Joseph Coors, Jr.                                       Date
Trustee


                                                  21 of 21 Pages